UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8−K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 13, 2008

SOUTHERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5444 Westheimer Road Houston, Texas (Address of principal executive offices)	77056-5306 (Zip Code)

Registrant's telephone number, including area code: (713) 989-2000

Check the appropriate box below if the Form 8−K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act
(17 CFR 240.14a−12)

☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act
(17 CFR 240.14d−2(b))

☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act
(17 CFR 240.13e−4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 15, 2008, Southern Union Company ("Southern Union" or the "Company") announced that it had appointed Eric D. Herschmann, 44, as President and Chief Operating Officer of the Company effective May 13, 2008. Mr. Herschmann has assumed the duties of President, which are being relinquished by George L. Lindemann. Mr. Lindemann retains his duties as Chairman and Chief Executive Officer of the Company.

Mr. Herschmann has served as counsel for Southern Union since 1996, was named national litigation counsel for the company in 1999 and served as the company’s interim general counsel from January 2005 through October 2007. Most recently, Mr. Herschmann has served as the Company’s Senior Executive Vice President, a title he has held since November 2005.

Mr. Herschmann, who resides in Englewood, New Jersey, will divide his time between the Company’s New York and Houston offices. The above described matters will not result in any modifications to the 2008 base salaries or non-equity incentive plan targets of Messrs. Lindemann and Herschmann.

Mr. Herschmann will maintain his equity interest in Kasowitz, Benson, Torres & Friedman, LP, where he has been a partner since 1996.

ITEM 7.01 REGULATION FD DISCLOSURE

On May 15, 2008, the Company issued a press release relating to the appointment of Eric D. Herschmann, 44, as President and Chief Operating Officer of the Company effective May 13, 2008. Mr. Herschmann has assumed the duties of President from George L. Lindemann. Mr. Lindemann retains his duties as the Company’s Chairman and Chief Executive Officer. A copy of that release is filed herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

                            Exhibit No.                          Exhibit

99.1	Company’s May 15, 2008 Press Release.

This 8-K includes forward-looking statements. Although Southern Union believes that its expectations are based on reasonable assumptions, it can give no assurance that such assumptions will materialize. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein are enumerated in Southern Union's Forms 10-K and 10-Q as filed with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                SOUTHERN UNION COMPANY
                                                                                (Registrant)

Date: May 15, 2008             /s/ Robert M. Kerrigan, III
                                                                                  Name: Robert M. Kerrigan, III
                                                                                  Title: Vice President - Assistant General Counsel
                                                                  and Secretary

EXHIBIT INDEX

                          Exhibit No.                         Description

99.1	Company’s May 15,2008 Press Release